INTERCREDITOR AGREEMENT

This Intercreditor Agreement (as amended, supplemented, waived or otherwise modified pursuant to the terms hereof, this “Agreement”) dated as of July 31, 2007, among CITICORP NORTH AMERICA, INC., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Revolving Credit Agent”) for the financial institutions party from time to time to the Revolving Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “Revolving Lenders” and, together with affiliates thereof in their capacity as Revolving Credit Cash Management Affiliates or Revolving Credit Hedging Affiliates (in each case, as hereinafter defined), the “Revolving Creditors”), CITICORP NORTH AMERICA, INC., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “First Lien Term Loan Agent”) for the financial institutions party from time to time to the First Lien Term Loan Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “First Lien Term Loan Lenders” and, together with affiliates thereof in their capacity as First Lien Term Loan Cash Management Affiliates or First Lien Term Loan Hedging Affiliates (in each case, as hereinafter defined), the “First Lien Term Loan Creditors”) and CITICORP NORTH AMERICA, INC., in its capacities as administrative agent and collateral agent (together with its successors and assigns in such capacities, the “Second Lien Term Loan Agent”) for the financial institutions party from time to time to the Second Lien Term Loan Credit Agreement referred to below (such financial institutions, together with their successors, assigns and transferees, the “Second Lien Term Loan Lenders”). Capitalized terms used herein without other definition are used as defined in Article I hereof.

RECITALS

A. Pursuant to that certain Second Amended and Restated Revolving Credit Agreement dated as of the date hereof by and among TOUSA, Inc., a Delaware corporation (together with its successors and assigns, the “Administrative Borrower”), the subsidiaries of the Administrative Borrower party thereto from time to time as borrowers (together with their respective successors and assigns, the “Subsidiary Borrowers” and, together with the Administrative Borrower, the “Borrowers”), the Revolving Lenders, and the Revolving Credit Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, and as more particularly defined herein, the “Revolving Credit Agreement”), the Revolving Lenders have agreed to amend and restate the First Amended and Restated Credit Agreement dated as of January 30, 2007 to modify certain provisions thereof and to permit the entry into and borrowing under the First Lien Term Loan Credit Agreement and the Second Lien Term Loan Credit Agreement, and to continue to make certain loans and other financial accommodations to or for the benefit of the Borrowers.

B. As a condition to the effectiveness of the amendment and restatement of the Revolving Credit Agreement and to secure the obligations of the Borrowers (the Borrowers and each other Subsidiary of the Administrative Borrower that is now or hereafter becomes a party to any Revolving Credit Document, together, the “Revolving Credit Parties”) under and in connection with the Revolving Credit Documents, the Revolving Credit Parties have granted to the Revolving Credit Agent (for the benefit of the Revolving Creditors) Liens on the Collateral, as more particularly provided therein.

C. Pursuant to that certain first lien term loan credit agreement dated as of the date hereof by and among the Administrative Borrower and the other Borrowers, the First Lien Term Loan Lenders and the First Lien Term Loan Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, and as more particularly defined herein, the “First Lien Term Loan Agreement”), the First Lien Term Loan Creditors have agreed to make certain loans and other financial accommodations to or for the benefit of the Borrowers, as more particularly provided therein.

D. As a condition to the effectiveness of the First Lien Term Loan Agreement and to secure the obligations of the Borrowers (the Borrowers and each other Subsidiary of the Administrative Borrower that is now or hereafter becomes a party to any First Lien Term Loan Document, together, the “First Lien Term Loan Credit Parties”) under and in connection with the First Lien Term Loan Documents, the First Lien Term Loan Credit Parties have granted to the First Lien Term Loan Agent (for the benefit of the First Lien Term Loan Creditors) Liens on the Collateral, as more particularly provided therein.

E. Pursuant to that certain second lien term loan credit agreement dated as of the date hereof by and among the Administrative Borrower and the other Borrowers, the Second Lien Term Loan Lenders and the Second Lien Term Loan Agent (as such agreement may be amended, supplemented, restated or otherwise modified from time to time, and as more particularly defined herein, the “Second Lien Term Loan Agreement”), the Second Lien Term Loan Lenders have agreed to make certain loans to or for the benefit of the Borrowers, as more particularly provided therein.

F. As a condition to the effectiveness of the Second Lien Term Loan Agreement and to secure the obligations of the Borrowers (the Borrowers and each other Subsidiary of the Administrative Borrower that is now or hereafter becomes a party to any Second Lien Term Loan Document, together, the “Second Lien Term Loan Credit Parties”) under and in connection with the Second Lien Term Loan Documents, the Second Lien Term Loan Credit Parties have granted to the Second Lien Term Loan Agent (for the benefit of the Second Lien Term Loan Lenders) Liens on the Collateral, as more particularly provided therein.

G. Each of the Revolving Credit Agent (on behalf of the Revolving Creditors), the First Lien Term Loan Agent (on behalf of the First Lien Term Loan Creditors) and the Second Lien Term Loan Agent (on behalf of the Second Lien Term Loan Lenders) and, by their acknowledgment hereof, the Revolving Credit Parties, the First Lien Term Loan Credit Parties and the Second Lien Term Loan Credit Parties, desire to agree to the relative priority of Liens on the Collateral and certain other rights, priorities and interests as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained and other good and valuable consideration, the existence and sufficiency of which is expressly recognized by all of the parties hereto, the parties agree as follows:

SECTION 1. Definitions.

The following terms, as used herein, have the following meanings:

“Administrative Borrower” has the meaning set forth in the recitals.

“Agent” means any First Priority Agent or the Second Lien Term Loan Agent.

“Agreement” has the meaning set forth in the preamble.

“Bankruptcy Code” means the United States Bankruptcy Code (11 U.S.C. §101 et seq.), as amended from time to time.

“Borrowers” has the meaning set forth in the recitals.

“Cash Management Obligations” means any agreement or arrangement to provide cash management services, including treasury, depository, overdraft, credit or debit card, electronic funds transfer and other cash management arrangements.

“Collateral” means all property and assets that is or is intended to be subject to any Lien in favor of any Agent for the benefit of any Secured Party.

“Credit Parties” means the Revolving Credit Parties, the First Lien Term Loan Credit Parties and the Second Lien Term Loan Credit Parties, and “Credit Party” means any of them.

“Enforcement Action” means, with respect to the First Priority Obligations or the Second Priority Obligations, any demand for payment or acceleration thereof, the exercise of any rights and remedies with respect to any Collateral securing such obligations or the commencement or prosecution of enforcement of any of the rights and remedies under, as applicable, the First Priority Documents or the Second Priority Documents, or applicable law, including without limitation the exercise of any rights of set-off or recoupment, and the exercise of any rights or remedies of a secured creditor under the Uniform Commercial Code of any applicable jurisdiction or under the Bankruptcy Code.

“First Lien Term Loan Agent” has the meaning set forth in the preamble.

“First Lien Term Loan Agreement” has the meaning set forth in the recitals.

“First Lien Term Loan Cash Management Affiliate” means any First Lien Term Loan Lender or any affiliate of any First Lien Term Loan Lender that provides services associated with Cash Management Obligations to any Credit Party with the obligations of such Credit Party thereunder being secured by one or more First Lien Term Loan Collateral Documents.

“First Lien Term Loan Collateral Documents” means the “Collateral Documents” as defined in the First Lien Term Loan Agreement, and any other document designated under the First Lien Term Loan Agreement as a “First Lien Term Loan Collateral Document” for purposes of this Agreement.

“First Lien Term Loan Credit Parties” has the meaning set forth in the recitals.

“First Lien Term Loan Creditors” has the meaning set forth in the preamble.

“First Lien Term Loan Documents” means the First Lien Term Loan Agreement and the First Lien Term Loan Collateral Documents.

“First Lien Term Loan Hedging Affiliate” means any First Lien Term Loan Lender or any affiliate of any First Lien Term Loan Lender that is party to a Hedging Contract with any Credit Party with the obligations of such Credit Party thereunder being secured by one or more First Lien Term Loan Collateral Documents.

“First Lien Term Loan Lenders” has the meaning set forth in the preamble.

“First Lien Term Loan Obligations” means (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the First Lien Term Loan Agreement, (ii) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the First Lien Term Loan Agreement, (iii) all Hedging Obligations of any Credit Party owed to a First Lien Term Loan Creditor (or any of its affiliates), (iv) all Cash Management Obligations of any Credit Party owed to a First Lien Term Loan Creditor (or any of its affiliates) and (v) all fees, expenses and other amounts payable from time to time pursuant to the First Lien Term Loan Documents, in each of the foregoing cases whether or not allowed or allowable against any Credit Party or its estate in an Insolvency Proceeding. To the extent any payment with respect to any First Lien Term Loan Obligation (whether by or on behalf of any Credit Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“First Priority Agent” means either of the Revolving Credit Agent or the First Lien Term Loan Agent.

“First Priority Collateral Documents” means the First Lien Term Loan Collateral Documents and the Revolving Credit Collateral Documents.

“First Priority Documents” means the First Lien Term Loan Documents and the Revolving Credit Documents.

“First Priority Obligations” means the First Lien Term Loan Obligations and the Revolving Credit Obligations.

“First Priority Obligations Payment Date” means the first date on which (i) all First Priority Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the First Priority Documents), (ii) all commitments to extend credit under all First Priority Documents have been terminated, (iii) there are no outstanding letters of credit or similar instruments issued under the First Priority Documents (other than such as have been cash collateralized or defeased in accordance with the terms of the First Priority Collateral Documents), and (iv) each First Priority Agent has delivered a written notice to the Second Lien Term Loan Agent stating that the events described in clauses (i), (ii) and (iii) have occurred to the satisfaction of the First Priority Secured Parties represented thereby.

“First Priority Representative” means any First Priority Agent or another Person designated by the Revolving Creditors to act on behalf of the First Priority Secured Parties hereunder, acting in such capacity and to act on behalf of the First Priority Agents as mortgagee, beneficiary or similar capacity under any First Priority Security Document. The First Priority Representative shall be the Revolving Credit Agent at all times unless another Person is designated by the Revolving Creditors to act as the First Priority Representative. The First Priority Representative shall constitute an agent of each First Priority Agent for purposes of Section 9.1(c) of the First Lien Term Loan Agreement, Section 9.1(c) of the Revolving Credit Agreement and any corresponding provision of any other First Priority Document. The First Priority Representative shall act at the direction of the Requisite First Priority Secured Parties.

“First Priority Secured Parties” means the First Priority Agents and all of the holders of First Priority Obligations.

“First Priority Secured Party Exposures” means, with respect to the First Priority Secured Parties that are First Lien Term Loan Lenders or Revolving Lenders, the sum of the commitments of such Persons thereunder to make loans or issue (or participate in) letters of credit thereunder (or, in the case of the termination or expiration of such commitments, the sum of the aggregate principal amount of loans and face amount of letters of credit outstanding thereunder).

“Hedging Contracts” means all Interest Rate Contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements, and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

“Hedging Obligations” means any obligations under or with respect to Hedging Contracts.

“Insolvency Proceeding” means any proceeding in respect of bankruptcy, insolvency, winding up, receivership, dissolution or assignment for the benefit of creditors, in each of the foregoing events whether under the Bankruptcy Code or any similar federal, state or foreign bankruptcy, insolvency, reorganization, receivership or similar law.

“Interest Rate Contracts” means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance.

“Lien” means, with respect to any property, asset or right, any mortgage, lien, pledge, collateral assignment, charge, security interest, levy, execution, seizure, attachment, garnishment, or other encumbrance of any kind in the nature of the foregoing in respect of such property, asset or right, whether or not choate, vested or perfected.

“Person” means any person, individual, sole proprietorship, partnership, joint venture, corporation, limited liability company, unincorporated organization, association, institution, entity, party, including any government and any political subdivision, agency or instrumentality thereof.

“Post-Petition Interest” means any interest, fees, expenses or other amount, including without limitation default interest, that accrues or would have accrued after the commencement of any Insolvency Proceeding, whether or not allowed or allowable in any such Insolvency Proceeding.

“Purchase Event” has the meaning set forth in Section 5.12.

“Requisite First Priority Secured Parties” means the First Priority Secured Parties whose First Priority Secured Party Exposures represent at least a majority of the outstanding First Priority Secured Party Exposures of all First Priority Secured Parties acting as one class.

“Revolving Credit Agent” has the meaning set forth in the preamble.

“Revolving Credit Agreement” has the meaning set forth in the recitals.

“Revolving Credit Cash Management Affiliate” means any Revolving Lender or any affiliate of any Revolving Lender that provides services associated with Cash Management Obligations to any Credit Party with the obligations of such Credit Party thereunder being secured by one or more Revolving Credit Collateral Documents.

“Revolving Credit Collateral Documents” means the “Collateral Documents” as defined in the Revolving Credit Agreement, and any other document designated under the Revolving Credit Agreement as a “Revolving Collateral Document” for purposes of this Agreement.

“Revolving Credit Documents” means the Revolving Credit Agreement and the Revolving Credit Collateral Documents.

“Revolving Credit Hedging Affiliate” means any Revolving Lender or any affiliate of any Revolving Lender that is party to a Hedging Contract with any Credit Party with the obligations of such Credit Party thereunder being secured by one or more Revolving Credit Collateral Documents.

“Revolving Credit Obligations” means (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all loans made pursuant to the Revolving Credit Agreement, (ii) all reimbursement obligations (if any) and interest thereon (including without limitation any Post-Petition Interest) with respect to any letter of credit or similar instruments issued pursuant to the Revolving Credit Agreement, (iii) all Hedging Obligations of any Credit Party owed to a Revolving Creditor (or any of its affiliates), (iv) all Cash Management Obligations of any Credit Party owed to a Revolving Creditor (or any of its affiliates) and (v) all fees, expenses and other amounts payable from time to time pursuant to the Revolving Credit Documents, in each of the foregoing cases whether or not allowed or allowable against any Credit Party or its estate in an Insolvency Proceeding. To the extent any payment with respect to any Revolving Credit Obligation (whether by or on behalf of any Credit Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Second Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Revolving Credit Parties” has the meaning set forth in the recitals.

“Revolving Creditors” has the meaning set forth in the preamble.

“Revolving Lenders” has the meaning set forth in the preamble.

“Second Lien Collateral Document” means “Collateral Documents” as defined in the Second Lien Term Loan Agreement and any document designated under the Second Lien Term Loan Agreement as a “Second Priority Collateral Document” for purposes of this Agreement.

“Second Lien Term Loan Agent” has the meaning set forth in the preamble.

“Second Lien Term Loan Agreement” has the meaning set forth in the recitals.

“Second Lien Term Loan Credit Parties” has the meaning set forth in the recitals.

“Second Lien Term Loan Lenders” has the meaning set forth in the preamble.

“Second Priority Documents” means the Second Lien Term Loan Agreement and each Second Lien Loan Document.

“Second Priority Obligations” means (i) all principal of and interest (including without limitation any Post-Petition Interest) and premium (if any) on all indebtedness under the Second Lien Term Loan Agreement, and (ii) all fees, expenses and other amounts payable from time to time pursuant to the Second Priority Documents, in each case whether or not allowed or allowable in an Insolvency Proceeding. To the extent any payment with respect to any Second Priority Obligation (whether by or on behalf of any Credit Party, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any First Priority Secured Party, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the First Priority Secured Parties and the Second Priority Secured Parties, be deemed to be reinstated and outstanding as if such payment had not occurred.

“Second Priority Obligations Payment Date” means the first date on which (i) the Second Priority Obligations (other than those that constitute Unasserted Contingent Obligations) have been indefeasibly paid in cash in full (or cash collateralized or defeased in accordance with the terms of the Second Priority Documents and (ii) all commitments to extend credit under the Second Priority Documents have been terminated.

“Second Priority Secured Parties” means the Second Lien Term Loan Agent and all holders of Second Priority Obligations.

“Secured Parties” means the First Priority Secured Parties and the Second Priority Secured Parties.

“Standstill Period” has the meaning set forth in Section 3.2.

“Subsidiary Borrowers” has the meaning set forth in the recitals.

“Unasserted Contingent Obligations” shall mean, at any time, obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities (excluding (i) the principal of, and interest and premium (if any) on, and fees and expenses relating to, any obligation and (ii) contingent reimbursement obligations in respect of amounts that may be drawn under outstanding letters of credit) in respect of which no written assertion of liability and no written claim or demand for payment has been made (and, in the case of obligations for indemnification, no notice for indemnification has been issued by the indemnitee) at such time.

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

SECTION 2. Lien Priorities.

2.1 Subordination of Liens as Between First Priority Secured Parties and Second Priority Secured Parties. Any and all Liens now existing or hereafter created or arising in favor of any Second Priority Secured Party securing any Second Priority Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly junior in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of the First Priority Secured Parties securing all or a portion of the First Priority Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any Second Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection (or non-perfection) of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any First Priority Document or Second Priority Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Priority Secured Party securing any of the First Priority Obligations are (x) subordinated to any Lien securing any obligation of any Credit Party other than the Second Priority Obligations or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

2.2 Equal Priority of Liens Among First Priority Secured Parties. Except as may be separately otherwise agreed in writing by and between the First Priority Agents (each acting on its own behalf and on behalf of the other First Priority Secured Parties represented thereby), any and all Liens now existing or hereafter created or arising in favor of any First Priority Secured Party securing any First Priority Obligations, regardless of how acquired, whether by grant, statute, operation of law, subrogation or otherwise, are expressly pari passu with and equal in priority, operation and effect to any and all Liens now existing or hereafter created or arising in favor of any other First Priority Secured Party securing all or a portion of the First Priority Obligations, notwithstanding (i) anything to the contrary contained in any agreement or filing to which any First Priority Secured Party may now or hereafter be a party, and regardless of the time, order or method of grant, attachment, recording or perfection (or non-perfection) of any financing statements or other security interests, assignments, pledges, deeds, mortgages and other liens, charges or encumbrances or any defect or deficiency or alleged defect or deficiency in any of the foregoing, (ii) any provision of the UCC or any applicable law or any First Priority Document or any other circumstance whatsoever and (iii) the fact that any such Liens in favor of any First Priority Secured Party securing any of the First Priority Obligations are (x) subordinated to any Lien securing any obligation of any Credit Party or (y) otherwise subordinated, voided, avoided, invalidated or lapsed.

2.3 Acknowledgement of Liens.

(a) The First Lien Term Loan Agent, for and on behalf of itself and the First Lien Term Loan Creditors, acknowledges and agrees that (i) concurrently herewith, the Revolving Credit Agent, for the benefit of itself and the Revolving Creditors, has been granted first priority Liens upon all of the Collateral in which the First Lien Term Loan Agent has been granted first priority Liens, and the First Lien Term Loan Agent hereby consents thereto, and (ii) concurrently herewith, the Second Lien Term Loan Agent, for the benefit of itself and the Second Lien Term Loan Lenders, has been granted second priority Liens upon all of the Collateral in which the First Lien Term Loan Agent has been granted first priority Liens, and the First Lien Term Loan Agent hereby consents thereto.

(b) The Revolving Credit Agent, for and on behalf of itself and the Revolving Creditors, acknowledges and agrees that (i) concurrently herewith, the First Lien Term Loan Agent, for the benefit of itself and the First Lien Term Loan Creditors, has been granted first priority Liens upon all of the Collateral in which the Revolving Credit Agent has been granted first priority Liens, and the Revolving Credit Agent hereby consents thereto, and (ii) concurrently herewith, the Second Lien Term Loan Agent, for the benefit of itself and the Second Lien Term Loan Lenders, has been granted second priority Liens upon all of the Collateral in which the Revolving Credit Agent has been granted first priority Liens, and the Revolving Credit Agent hereby consents thereto.

(c) The Second Lien Term Loan Agent, for and on behalf of itself and the Second Lien Term Loan Lenders, acknowledges and agrees that concurrently herewith, each of the Revolving Credit Agent, for the benefit of itself and the Revolving Creditors, and the First Lien Term Loan Agent, for the benefit of itself and the First Lien Term Loan Creditors, have been granted first priority Liens upon all of the Collateral in which the Second Lien Term Loan Agent has been granted second priority Liens, and the Second Lien Term Loan Agent hereby consents thereto.

(d) The subordination of Liens by the Second Lien Term Loan Agent in favor of the First Priority Agents shall not be deemed to subordinate the Liens of the Second Lien Term Loan Agent to the Liens of any other Person. The provision of pari passu status and equal priority as between Liens of each First Priority Agent and the Liens of each other First Priority Agent, in each case as set forth herein, shall not be deemed to provide that the Liens of the First Priority Agent will be pari passu or of equal priority with the Liens of any other Person, or to subordinate any Liens of any First Priority Agent to the Liens of any Person.

2.4 Waiver of Right to Contest Liens. No First Priority Secured Party or Second Priority Secured Party shall object to or contest, or support any other Person in contesting or objecting to, in any proceeding (including without limitation, any Insolvency Proceeding), the validity, extent, perfection, priority (as between the First Priority Secured Parties and the Second Priority Secured Parties), parity (as among the First Priorities Secured Parties) or enforceability of any security interest in the Collateral granted to any other First Priority Secured Party or Second Priority Secured Party. Notwithstanding any failure by any First Priority Secured Party or Second Priority Secured Party to perfect its security interests in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the First Priority Secured Parties or the Second Priority Secured Parties, the priority and rights as between the First Priority Secured Parties and the Second Priority Secured Parties, and as among the First Priority Secured Parties, with respect to the Collateral shall be as set forth herein.

2.5 Nature of Revolving Credit Obligations; Refinancing.

(a) Each of the First Lien Term Loan Agent, on behalf of itself and the other First Lien Term Loan Creditors, and the Second Lien Term Loan Agent, on behalf of itself and the other Second Priority Secured Parties, acknowledges that the Revolving Credit Obligations are revolving in nature and that the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and that the terms of the Revolving Credit Obligations may be modified, extended or amended from time to time, and that the aggregate amount of the Revolving Credit Obligations may be increased, replaced or refinanced in accordance with Section 6.1 hereof, in each case without notice to or consent by the First Lien Term Loan Creditors or the Second Priority Secured Parties and without affecting the provisions hereof.

(b) The lien priorities and sharing provided in Sections 2.1 and 2.2 hereof shall not be altered or otherwise affected by any amendment, modification, supplement, extension, repayment, reborrowing, increase, replacement, renewal, restatement or refinancing of any of the First Priority Obligations or the Second Priority Obligations, or any portion thereof in accordance with Sections 6.1 and 6.2 hereof, as applicable.

2.6 Agreements Regarding Actions To Perfect Liens; Agent for Perfection.

(a) The Second Lien Term Loan Agent, on behalf of itself and the other Second Priority Secured Parties, agrees that all UCC-1 financing statements, patent, trademark or copyright filings or other filings or recordings filed or recorded by or on behalf of the Second Lien Term Loan Agent or any other Second Priority Secured Party shall be in form satisfactory to each First Priority Agent and that all Second Lien Collateral Documents (other than any UCC-1 financing statements or as provided in clause (b)) shall contain the following notation (or language to similar effect):

“The lien granted to Citicorp North America, Inc. as Second Lien Term Loan Agent under this Agreement, and the exercise of remedies hereunder by the Second Lien Term Loan Agent, are subject to the provisions of the Intercreditor Agreement dated as of July 31, 2007 among Citicorp North America, Inc. as First Lien Term Loan Agent, Citicorp North America, Inc. as Revolving Credit Agent and Citicorp North America, Inc., as Second Lien Term Agent, as amended from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern and control.”

(b) The Second Lien Term Loan Agent, on behalf of itself and the other Second Priority Secured Parties, agrees that all mortgages, deeds of trust, deeds and similar instruments (collectively, “mortgages”) now or hereafter filed against real property in favor of or for the benefit of the Second Lien Term Loan Agent, shall be in form satisfactory to each First Priority Agent and shall contain the following notation (or language to similar effect):

“The lien created by this mortgage on the property described herein is junior and subordinate to the lien on such property created by any mortgage, deed of trust or similar instrument now or hereafter granted to Citicorp North America, Inc., as First Priority Representative [, as Revolving Credit Agent/First Lien Term Loan Agent], and its successors and assigns, in such property, in accordance with the provisions of the Intercreditor Agreement dated as of July 31, 2007 among Citicorp North America, Inc., as First Lien Term Loan Agent, Citicorp North America, Inc., as Revolving Credit Agent and Citicorp North America, Inc., as Second Lien Term Loan Agent, as amended from time to time. In the event of any conflict between the terms of the Intercreditor Agreement and this mortgage, the terms of the Intercreditor Agreement shall govern and control.”

(c) The First Priority Representative and each First Priority Agent hereby acknowledges that, to the extent that it holds (or a third party holds on its behalf) physical possession of or “control” (as defined in the Uniform Commercial Code) over any Collateral pursuant to the First Priority Collateral Documents, such possession or control is also for the benefit of (i) both of the First Priority Agents and the First Priority Secured Parties represented thereby and (ii) the Second Lien Term Loan Agent and the other Second Priority Secured Parties, in each case solely to the extent required to perfect their security interest in such Collateral. Nothing in the preceding sentence shall be construed to impose any duty, fiduciary or otherwise, on the First Priority Representative or any First Priority Agent (or any third party acting on behalf of any of them) with respect to such Collateral or provide the First Priority Representative or any First Priority Agent, the First Priority Secured Parties represented thereby, the Second Lien Term Loan Agent or any other Second Priority Secured Party with any rights with respect to such Collateral beyond those specified in this Agreement, the First Priority Collateral Documents, the Second Lien Collateral Documents and the UCC, each, as applicable; provided that subsequent to the First Priority Obligations Payment Date, the First Priority Representative and each First Priority Agent shall (x) deliver to the Second Lien Term Loan Agent, at the Administrative Borrower’s sole cost and expense, the Collateral in its possession or control together with any necessary endorsements to the extent required by the Second Lien Collateral Documents or (y) direct and deliver such Collateral as a court of competent jurisdiction otherwise directs, and provided further that the provisions of this Agreement are intended solely to govern the respective Lien priorities as among the First Priority Secured Parties and as between the First Priority Secured Parties and the Second Priority Secured Parties, and shall not impose on the First Priority Secured Parties any obligations in respect of the disposition of any Collateral (or any proceeds thereof) that would conflict with prior perfected Liens or any claims thereon in favor of any other Person that is not a Secured Party.

(d) In the event that any Secured Party receives any Collateral or proceeds of the Collateral in violation of the terms of this Agreement prior to the First Priority Obligations Payment Date, then such Secured Party shall promptly pay over such Proceeds or Collateral to the First Priority Representative for the benefit of the First Priority Secured Parties in accordance with Section 4 and the relevant First Priority Documents.

2.7 No New Liens.

(a) So long as the First Priority Obligations Payment Date has not occurred, no Second Priority Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any Second Priority Obligation which assets are not also subject to the first priority Lien of each First Priority Agent under the First Priority Documents. If any Second Priority Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any Second Priority Obligation which assets are not also subject to the first priority Lien of each First Priority Agent under the First Priority Documents, then the Second Lien Term Loan Agent (or the relevant Second Priority Secured Party) shall, without the need for any further consent of any other Second Priority Secured Party and notwithstanding anything to the contrary in any other Second Priority Document, (i) be deemed to hold and have held such Lien for the benefit of each First Priority Agent as security for the applicable First Priority Obligations and shall assign such Lien to both of the First Priority Agents (in which case the Second Lien Term Loan Agent may retain a junior Lien on such assets subject to the terms hereof) or (ii) if so requested by the First Priority Representative, release such Lien. The Second Lien Term Loan Agent shall promptly notify the First Priority Representative and each First Priority Agent in writing of the existence of such Lien.

(b) No First Priority Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any First Priority Obligation which assets are not also subject to the second priority Lien of the Second Lien Term Loan Agent under the Second Priority Documents. If any First Priority Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any First Priority Obligation which assets are not also subject to the second priority Lien of the Second Lien Term Loan Agent under the Second Priority Documents, then the relevant First Priority Agent (or the relevant First Priority Secured Party) shall, without the need for any further consent of any other First Priority Secured Party and notwithstanding anything to the contrary in any other First Priority Document, be deemed to hold and have held such lien for the benefit of the Second Lien Term Loan Agent as security for the Second Priority Obligations and shall assign such lien to the Second Lien Term Loan Agent (in which case each First Priority Agent may retain a senior lien on such assets subject to the terms hereof). Each First Priority Agent shall promptly notify the Second Lien Term Loan Agent in writing of the existence of such Lien.

(c) So long as the First Priority Obligations Payment Date has not occurred, no First Priority Secured Party shall acquire or hold any Lien on any assets of any Credit Party securing any First Priority Obligation which assets are not also subject to the first priority Lien of each other First Priority Agent under the First Priority Documents. If any First Priority Secured Party shall (nonetheless and in breach hereof) acquire or hold any Lien on any assets of any Credit Party securing any First Priority Obligation which assets are not also subject to the first priority Lien of each other First Priority Agent under the First Priority Documents, then the relevant First Priority Agent (or the relevant First Priority Secured Party) shall, without the need for any further consent of any other First Priority Secured Party and notwithstanding anything to the contrary in any other First Priority Document, be deemed to hold and have held such lien for the benefit of each other First Priority Agent as security for the other First Priority Obligations. Each First Priority Agent shall promptly notify the First Priority Representative and the other First Priority Agent in writing of the existence of such Lien.

SECTION 3. Enforcement Rights.

3.1 Exclusive Enforcement. Until the First Priority Obligations Payment Date has occurred, whether or not an Insolvency Proceeding has been commenced by or against any Credit Party, the First Priority Representative and the First Priority Agents, on behalf of the First Priority Secured Parties represented thereby, shall have the exclusive right to take and continue any Enforcement Action with respect to the Collateral in accordance with this Agreement and the relevant First Priority Documents, without any consultation with or consent of any Second Priority Secured Party, but subject to the proviso set forth in Section 5.1. Upon the occurrence and during the continuance of a default or an event of default under the First Priority Documents, the First Priority Representative and the First Priority Agents, on behalf of the First Priority Secured Parties represented thereby, may take and continue any Enforcement Action with respect to the First Priority Obligations and the Collateral in such order and manner as they may determine in their sole discretion, subject to applicable law.

3.2 Standstill and Waivers. The Second Lien Term Loan Agent, on behalf of itself and the other Second Priority Secured Parties, agrees that, until the First Priority Obligations Payment Date has occurred, subject to the limitations and exceptions contained herein or established by applicable law:

(i) they will not take or cause to be taken any action, the purpose or effect of which is to make any Lien in respect of any Second Priority Obligation pari passu with or senior to, or to give any Second Priority Secured Party any preference or priority relative to, the Liens with respect to the First Priority Obligations or the First Priority Secured Parties with respect to any of the Collateral;

(ii) they will not oppose, object to, interfere with, hinder or delay, in any manner, whether by judicial proceedings (including without limitation the filing of an Insolvency Proceeding) or otherwise, any foreclosure, sale, lease, exchange, transfer or other disposition of the Collateral by the First Priority Representative or any other First Priority Secured Party or any other Enforcement Action taken by or on behalf of the First Priority Representative or any other First Priority Secured Party;

(iii) they have no right to (x) direct either the First Priority Representative or any other First Priority Secured Party to exercise any right, remedy or power with respect to the Collateral or pursuant to the First Priority Collateral Documents or (y) consent or object to the exercise by the First Priority Representative or any other First Priority Secured Party of any right, remedy or power with respect to the Collateral or pursuant to the First Priority Collateral Documents or to the timing or manner in which any such right is exercised or not exercised (or, to the extent they may have any such right described in this clause (iii), whether as a junior lien creditor or otherwise, they hereby irrevocably waive such right), in each case so long as the interests of the Second Lien Term Loan Agent attach to the proceeds thereof subject to the relative priorities described herein;

(iv) they will not institute any suit or other proceeding or assert in any suit, Insolvency Proceeding or other proceeding any claim against the First Priority Representative, any First Priority Agent or any other First Priority Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise, with respect to, and none of the First Priority Representative or any other First Priority Secured Party shall be liable for, any action taken or omitted to be taken by the First Priority Representative or any other First Priority Secured Party with respect to the Collateral or pursuant to the First Priority Documents;

(v) they will not make any judicial or nonjudicial claim or demand or commence any judicial or non-judicial proceedings against any Credit Party or any of its subsidiaries or affiliates under or with respect to any Second Priority Collateral Document seeking payment or damages from or other relief by way of specific performance, instructions or otherwise under or with respect to any Second Priority Collateral Document (other than filing a proof of claim) or exercise any right, remedy or power under or with respect to, or otherwise take any action to enforce, other than filing a proof of claim, any Second Priority Collateral Document;

(vi) they will not commence judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of any Collateral, exercise any right, remedy or power with respect to, or otherwise take any action to enforce their interest in or realize upon, the Collateral or pursuant to the Second Priority Collateral Documents; or

(vii) they will not seek, and hereby waive any right, to have the Collateral or any part thereof marshaled upon any foreclosure or other disposition of the Collateral.

Notwithstanding the foregoing, the Second Lien Term Loan Agent may exercise the rights described in clauses (v) and (vi) above (but not rights the exercise of which is otherwise prohibited by this Agreement, including Section 5 hereof) after a period (the “Standstill Period”) of 180 consecutive days has elapsed from the date of receipt of written notice to the First Priority Representative stating that the existence of an Event of Default as defined under the Second Lien Term Loan Agreement has occurred and is continuing thereunder and that the Second Priority Obligations have been accelerated, and stating its intention to exercise its rights to take such actions, in each case only so long as none of the First Priority Representative or any other First Priority Secured Party shall have commenced (or attempted to commence or given notice of its intent to commence) or are not diligently pursuing the exercise of any of their rights or remedies with respect to the Collateral.

3.3 Judgment Creditors. In the event that any Second Priority Secured Party becomes a judgment lien creditor as a result of its enforcement of its rights as an unsecured creditor, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the First Priority Liens and the First Priority Obligations) to the same extent as all other Liens securing the Second Priority Obligations (created pursuant to the Second Priority Collateral Documents) subject to this Agreement.

3.4 Cooperation. The Second Lien Term Loan Agent, on behalf of itself and the other Second Priority Secured Parties, agrees that each of them shall take such actions as the First Priority Representative or any First Priority Agent shall reasonably request in connection with the exercise by any of the First Priority Secured Parties of their rights set forth herein.

3.5 No Additional Rights for the Borrowers Hereunder. Except as provided in Section 3.6, if the First Lien Representative or any First Priority Secured Party or Second Priority Secured Party shall enforce its rights or remedies in violation of the terms of this Agreement, neither the Administrative Borrower nor any other Credit Party shall be entitled to use such violation as a defense to any action by any First Priority Secured Party or Second Priority Secured Party, nor to assert such violation as a counterclaim or basis for set-off or recoupment against any First Priority Secured Party or Second Priority Secured Party.

3.6 Actions upon Breach.

(a) If any Second Priority Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Credit Party or the Collateral, the Administrative Borrower or such other Credit Party, with the prior written consent of the First Priority Representative, may interpose as a defense or dilatory plea the making of this Agreement, and any First Priority Secured Party may intervene and interpose such defense or plea in its or their name or in the name of the Administrative Borrower or such other Credit Party.

(b) Should any Second Priority Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including without limitation any attempt to realize upon or enforce any remedy with respect to this Agreement), or fail to take any action required by this Agreement, the First Priority Representative or any First Priority Agent (each in its own name or in the name of the Administrative Borrower or any other Credit Party) or the Administrative Borrower or any other Credit Party may obtain relief against such Second Priority Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Second Lien Term Loan Agent on behalf of each Second Priority Secured Party that (i) the First Priority Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (ii) each Second Priority Secured Party waives any defense that the Administrative Borrower or any other Credit Party and/or the First Priority Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages.

SECTION 4. Application of Proceeds of Collateral; Dispositions and Releases of Collateral; Inspection and Insurance.

4.1 Application of Proceeds; Turnover Provisions. All proceeds of Collateral (including without limitation any interest earned thereon) resulting from the sale, collection or other disposition of Collateral in connection with or resulting from any Enforcement Action, and whether or not pursuant to a Insolvency Proceeding, shall be distributed as follows:

first, to the payment, on a pro rata basis, of costs and expenses of each Agent, as applicable, in connection with such Enforcement Action,

second, to the First Priority Representative for application, on a pro rata basis, to the First Priority Obligations in accordance with the terms of the First Priority Documents, until the First Priority Obligations Payment Date has occurred, third, to the Second Lien Term Loan Agent for application, on a pro rata basis, in accordance with the Second Priority Documents, until the Second Priority Obligations Payment Date has occurred, and fourth, the balance, if any, to the Credit Parties or to whomsoever may be lawfully entitled to receive the same or as a writ of competent jurisdiction may direct.

Until the occurrence of the First Priority Obligations Payment Date, any Collateral, including without limitation any such Collateral constituting proceeds, that may be received by any Second Priority Secured Party in violation of this Agreement shall be segregated and held in trust and promptly paid over to the First Priority Representative for the benefit of the First Priority Secured Parties in the same form as received, with any necessary endorsements, and each Second Priority Secured Party hereby authorizes the First Priority Representative, to make any such endorsements as agent for the Second Lien Term Loan Agent (which authorization, being coupled with an interest, is irrevocable).

4.2 Releases of Second Priority Lien.

(a) Upon any release, sale or disposition of Collateral permitted pursuant to the terms of the First Priority Documents that results in the release of the First Priority Lien on any Collateral (including without limitation any sale or other disposition pursuant to any Enforcement Action), the Second Priority Lien on such Collateral (but not on any proceeds of such Collateral not required to be paid to the First Priority Secured Parties) shall be automatically and unconditionally released with no further consent or action of any Person.

(b) The Second Lien Term Loan Agent shall promptly execute and deliver such release documents and instruments and shall take such further actions as the First Priority Representative or any First Priority Agent shall request to evidence any release of the Second Priority Lien described in clause (a). The Second Lien Term Loan Agent hereby appoints the First Priority Representative and any officer or duly authorized person of the First Priority Representative, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power of attorney in the place and stead of the Second Lien Term Loan Agent and in the name of the Second Lien Term Loan Agent or in the First Priority Representative’s own name, from time to time, in the First Priority Representative’s sole discretion, for the purposes of carrying out the terms of this paragraph, to take any and all appropriate action and to execute and deliver any and all documents and instruments as may be necessary or desirable to accomplish the purposes of this paragraph, including, without limitation, any financing statements, endorsements, assignments, releases or other documents or instruments of transfer (which appointment, being coupled with an interest, is irrevocable).

4.3 Authority of First Priority Representative; Insurance.

(a) Any First Priority Secured Party and its representatives and invitees may at any time inspect, repossess, remove and otherwise deal with the Collateral, and the First Priority Representative may advertise and conduct public auctions or private sales of the Collateral, in each case without notice to, the involvement of or interference by any Second Priority Secured Party or liability to any Second Priority Secured Party.

(b) Until the First Priority Obligations Payment Date has occurred, the First Priority Representative will have the sole and exclusive right (i) to adjust or settle any insurance policy or claim covering the Collateral in the event of any loss thereunder and (ii) to approve any award granted in any condemnation or similar proceeding affecting the Collateral. Each Agent shall be named as additional insured and loss payee under any insurance policies maintained from time to time by any Credit Party as their interests may appear with reference to, and identifying the priorities set forth in, this Agreement.

SECTION 5. Insolvency Proceedings.

5.1 Filing of Motions. Until the First Priority Obligations Payment Date has occurred, the Second Lien Term Loan Agent agrees, on behalf of itself and the other Second Priority Secured Parties, that no Second Priority Secured Party shall, in or in connection with any Insolvency Proceeding, file any pleadings or motions, take any position at any hearing or proceeding of any nature, or otherwise take any action whatsoever, in each case in respect of any of the Collateral, including without limitation with respect to the determination of any Liens or claims held by any First Priority Agent (including the validity and enforceability thereof) or any other First Priority Secured Party or the value of any claims of such parties under Section 506(a) of the Bankruptcy Code or otherwise; provided that the Second Lien Term Loan Agent may file a proof of claim in an Insolvency Proceeding subject to the limitations contained in this Agreement and only if consistent with the terms and the limitations on the Second Lien Term Loan Agent imposed hereby.

5.2 Financing Matters. If any Credit Party becomes subject to any Insolvency Proceeding, and if the First Priority Representative desires to consent (or not object) to the sale, use or lease of cash or other collateral under the Bankruptcy Code or to provide financing to any Credit Party under the Bankruptcy Code or to consent (or not object) to the provision of such financing to any Credit Party by any third party (a “DIP Financing”), then the Second Lien Term Loan Agent agrees, on behalf of itself and the other Second Priority Secured Parties, that each Second Priority Secured Party (i) will be deemed to have consented to, will raise no objection to, nor support any other Person objecting to, the sale, use or lease of such cash or other collateral or to such DIP Financing, (ii) will not request or accept any form of adequate protection or any other relief in connection with the sale, use or lease of such cash or other collateral or such DIP Financing except as set forth in Section 5.4 hereof, (iii) will subordinate (and will be deemed hereunder to have subordinated) the second priority Liens (x) to such DIP Financing with the same terms and conditions as the first priority Liens are subordinated thereto (and such subordination will not alter in any manner the terms of this Agreement), (y) to any adequate protection provided to the First Priority Secured Parties and (z) to any “carve-out” for professional and United States Trustee fees agreed to by the First Priority Representative or by any First Priority Agent, on behalf of itself and the First Priority Secured Parties represented thereby, and (iv) agrees that notice received two (2) calendar days prior to the entry of an order approving such usage of cash collateral or approving such financing shall be adequate notice.

5.3 Relief From the Automatic Stay. The Second Lien Term Loan Agent agrees, on behalf of itself and the other Second Priority Secured Parties, that none of them will seek relief from the automatic stay or from any other stay in any Insolvency Proceeding or take any action in derogation thereof, in each case in respect of any Collateral, without the prior written consent of the First Priority Representative.

5.4 Adequate Protection. The Second Lien Term Loan Agent, on behalf of itself and the other Second Priority Secured Parties, agrees that none of them shall object, contest, or support any other Person objecting to or contesting, (i) any request by the First Priority Representative or the First Priority Secured Parties for adequate protection or (ii) any objection by the First Priority Representative or any other First Priority Secured Parties to any motion, relief, action or proceeding based on a claim of a lack of adequate protection or (iii) the payment of interest, fees, expenses or other amounts to the First Priority Representative, any First Priority Agent or any other First Priority Secured Party under section 506(b) or 506(c) of the Bankruptcy Code or otherwise. Notwithstanding anything contained in this Section 5.4 and in Section 5.2 hereof, in any Insolvency Proceeding, (x) the Second Lien Term Loan Agent and the Second Priority Secured Parties may seek, support, accept or retain adequate protection (A) only if the First Priority Secured Parties are granted adequate protection that includes replacement liens on additional collateral and superpriority claims and the First Priority Representative does not object to the adequate protection being provided to the First Priority Secured Parties and (B) solely in the form of (a) a replacement Lien on such additional collateral, subordinated to the Liens securing the First Priority Obligations and such DIP Financing on the same basis as the other Liens securing the Second Priority Claims are so subordinated to the First Priority Claims under this Agreement and (b) superpriority claims junior in all respects to the superpriority claims granted to the First Priority Secured Parties, and (y) in the event the Second Lien Term Loan Agent, on behalf of itself and the Second Priority Secured Parties, receives adequate protection, including in the form of additional collateral, then the Second Lien Term Loan Agent, on behalf of itself and the Second Priority Secured Parties, agrees that the First Priority Secured Parties shall have a senior Lien and claim on such adequate protection as security for the First Priority Obligations and that any Lien on any additional collateral securing the Second Priority Obligations shall be subordinated to the Liens on such collateral securing the First Priority Obligations and any DIP Financing (and all Obligations relating thereto) and any other Liens granted to the First Priority Secured Parties as adequate protection, with such subordination to be on the same terms that the other Liens securing the Second Priority Obligations are subordinated to such First Priority Obligations under this Agreement.

5.5 Avoidance Issues. If any First Priority Secured Party is required in any Insolvency Proceeding or otherwise to disgorge, turn over or otherwise pay to the estate of any Credit Party, because such amount was avoided or ordered to be paid or disgorged for any reason, including without limitation because it was found to be a fraudulent or preferential transfer, any amount (a “Recovery”), whether received as proceeds of security, enforcement of any right of set-off or otherwise, then the First Priority Claims shall be reinstated to the extent of such Recovery and deemed to be outstanding as if such payment had not occurred and the First Priority Obligations Payment Date shall be deemed not to have occurred. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto. The Second Priority Secured Parties agree that none of them shall be entitled to benefit from any avoidance action affecting or otherwise relating to any distribution or allocation made in accordance with this Agreement, whether by preference or otherwise, it being understood and agreed that the benefit of such avoidance action otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

5.6 Asset Dispositions in an Insolvency Proceeding. Neither the Second Lien Term Loan Agent nor any other Second Priority Secured Party shall, in an Insolvency Proceeding or otherwise, oppose any sale or disposition of any assets of any Credit Party that is supported by the First Priority Representative, and the Second Lien Term Loan Agent and each other Second Priority Secured Party will be deemed to have consented under Section 363 of the Bankruptcy Code (and otherwise) to any sale supported by the First Priority Secured Parties and to have released their Liens in such assets.

5.7 Separate Grants of Security and Separate Classification. Each Secured Party acknowledges and agrees that (i) the grants of Liens pursuant to the First Priority Collateral Documents and the Second Priority Collateral Documents constitute two separate and distinct grants of Liens and (ii) because of, among other things, their differing rights in the Collateral, the Second Priority Obligations are fundamentally different from the First Priority Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding. To further effectuate the intent of the parties as provided in the immediately preceding sentence, if it is held that the claims of the First Priority Secured Parties and Second Priority Secured Parties in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then the Secured Parties hereby acknowledge and agree that all distributions shall be made as if there were separate classes of senior and junior secured claims against the Credit Parties in respect of the Collateral (with the effect being that, to the extent that the aggregate value of the Collateral is sufficient (for this purpose ignoring all claims held by the Second Priority Secured Parties), the First Priority Secured Parties shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest before any distribution is made in respect of the claims held by the Second Secured Priority Secured Parties, with the Second Priority Secured Parties hereby acknowledging and agreeing to turn over to the First Priority Representative, for distribution to the First Priority Secured Parties, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Priority Secured Parties.

5.8 No Waivers of Rights of First Priority Secured Parties. Nothing contained herein shall prohibit or in any way limit the First Priority Representative, any First Priority Agent or any other First Priority Secured Party from objecting in any Insolvency Proceeding or otherwise to any action taken by any Second Priority Secured Party, including the seeking by any Second Priority Secured Party of adequate protection or the assertion by any Second Priority Secured Party of any of its rights and remedies under the Second Priority Documents or otherwise.

5.9 Plans of Reorganization. No Second Priority Secured Party shall support or vote in favor of any plan of reorganization (and each shall vote and shall be deemed to have voted to reject any plan of reorganization) unless such plan (i) pays off, in cash in full, all First Priority Obligations or (ii) is accepted by the Requisite First Priority Secured Parties and is supported by each First Priority Agent. To the extent that any Second Priority Secured Party attempts to vote or votes in favor of any plan or reorganization in a manner inconsistent with this Section 5.9, such Second Priority Secured Party irrevocably agrees that the First Priority Representative may be, and may be deemed, an “authorized agent” of such party under Bankruptcy Rules 3018(c) and 9010, and that the First Priority Representative shall be authorized and entitled to submit a superseding ballot on behalf of such Second Priority Secured Party that is consistent herewith.

5.10 Other Matters. To the extent that the Second Lien Term Loan Agent or any Second Priority Secured Party has or acquires rights under Section 363 or Section 364 of the Bankruptcy Code with respect to any of the Collateral, the Second Lien Term Loan Agent agrees, on behalf of itself and the other Second Priority Secured Parties not to assert any of such rights without the prior written consent of the First Priority Representative; provided that if requested by the First Priority Representative, the Second Lien Term Loan Agent shall timely exercise such rights in the manner requested by the First Priority Representative, including any rights to payments in respect of such rights.

5.11 Effectiveness in Insolvency Proceedings. This Agreement, which the parties hereto expressly acknowledge is a “subordination agreement” under section 510(a) of the Bankruptcy Code, shall be effective before and after the commencement of an Insolvency Proceeding. All references in this Agreement to any Credit Party shall include such Credit Party as a debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding.

5.12 Purchase Right. Without prejudice to the enforcement of the remedies of the First Priority Secured Parties, the First Priority Secured Parties agree that at any time after (a) acceleration of the First Priority Obligations in accordance with the terms of the First Priority Documents, (b) the commencement of an Insolvency Proceeding or (c) an Event of Default under any First Priority Document and the commencement by the First Priority Representative of Enforcement Action in respect thereof (each, a “Purchase Event”), within 120 days of such Purchase Event, one or more of the Second Priority Secured Parties may request, and the First Priority Secured Parties hereby offer the Second Priority Secured Parties the option, to purchase all, but not less than all, of the aggregate amount of then outstanding First Priority Obligations at par, plus any premium that would be applicable upon prepayment of the First Priority Obligations and accrued and unpaid interest and fees, in each case without warranty or representation or recourse (except for representations and warranties required to be made by assigning lenders pursuant to the relevant Assignment and Acceptance (as defined in the First Lien Term Loan Agreement and the Revolving Credit Agreement, as applicable). If such right is exercised, the parties shall close such transaction promptly after the exercise but in any event within ten Business Days of the request pursuant to documentation mutually acceptable to each First Priority Agent and the Second Lien Term Loan Agent. If none of the Second Priority Secured Parties exercise such right, the First Priority Secured Parties shall have no further obligations pursuant to this Section 5.12 for such Purchase Event and may take any further action in their sole discretion in accordance with the First Priority Documents and this Agreement.

SECTION 6. First Priority Documents and Second Priority Documents.

6.1 Amendments to First Priority Documents; First Priority Obligations. Each First Priority Agent, on behalf of itself and the First Priority Secured Parties represented thereby, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the First Priority Documents inconsistent with or in violation of this Agreement. The Second Lien Term Loan Agent, on behalf of itself and the Second Priority Secured Parties, agrees that, without affecting the obligations of the Second Priority Secured Parties hereunder, each First Priority Agent and the First Priority Secured Parties represented thereby may, at any time and from time to time, in their sole discretion without the consent of or notice to any such Second Priority Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to such Second Priority Secured Party or impairing or releasing the subordination provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure or otherwise modify any of the First Priority Documents in any manner whatsoever, including to (i) change the manner, place, time or terms of payment, or renew, alter or increase, all or any of the First Priority Obligations, or otherwise amend, restate, supplement or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the First Priority Obligations or any of the First Priority Documents (provided that not more than $100.0 million aggregate principal amount of loans constituting First Priority Obligations may be added to the commitments outstanding as of date hereof, including pursuant to Section 2.18 of the Revolving Credit Agreement or any similar incremental or accordion feature), (ii) retain or obtain a Lien on any Property of any Person to secure any of the First Priority Obligations, and in connection therewith to enter into any additional First Priority Documents, (iii) amend, or grant any waiver, compromise or release with respect to, or consent to any departure from, any guaranty or other obligation of any Person obligated in any manner under or in respect of the First Priority Obligations, (iv) release its Lien on any Collateral or other Property, (v) exercise or refrain from exercising any rights against any Credit Party or any other Person, (vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the First Priority Obligations, and (vii) otherwise manage and supervise the First Priority Obligations as the applicable First Priority Agent shall deem appropriate; provided that prior to the First Priority Obligations Payment Date, no First Lien Term Loan Document may be amended, supplemented or otherwise modified or entered into or any payment made consistent with an amendment thereof or change thereto without the prior written consent of the Second Lien Term Loan Agent if the effect of such amendment or change is to (A) modify any First Priority Document if the effect of such modification is to increase the cash interest rate applicable thereto (excluding the imposition of the default rate of interest under such First Priority Document) by more than 200 basis points, and (B) except as otherwise contemplated or required by the First Priority Documents as in effect on the date hereof and except in connection with any DIP Financing permitted hereunder, expressly subordinate the Lien on the Collateral under the First Priority Documents to the Lien of any other creditor on the Collateral. In addition, not more than $100.0 million aggregate principal amount of loans constituting First Priority Obligations may be added to the commitments outstanding as of date hereof, including pursuant to Section 2.18 of the Revolving Credit Agreement or any similar incremental or accordion feature.

6.2 Amendments to Second Priority Documents. The Second Lien Term Loan Agent, on behalf of itself and the Second Priority Secured Parties, agrees that it shall not at any time execute or deliver any amendment or other modification to any of the Second Priority Documents inconsistent with or in violation of this Agreement. Each First Priority Agent, on behalf of itself and the First Priority Secured Parties represented thereby, agrees that, without affecting the obligations of the First Priority Secured Parties hereunder, the Second Lien Term Loan Agent and the Second Priority Secured Parties may, at any time and from time to time, in their sole discretion without the consent of or notice to any such First Priority Secured Party (except to the extent such notice or consent is required pursuant to the express provisions of this Agreement), and without incurring any liability to such First Priority Secured Party or impairing or releasing the priority provided for herein, amend, restate, supplement, replace, refinance, extend, consolidate, restructure or otherwise modify any of the Second Priority Documents in any manner whatsoever, including to (i) change the manner, place, time or terms of payment, or renew, alter or increase, all or any of the Second Priority Obligations, or otherwise amend, restate, supplement or otherwise modify in any manner, or grant any waiver or release with respect to, all or any part of the Second Priority Obligations or any of the Second Priority Documents, (ii) retain or obtain a Lien on any Property of any Person to secure any of the Second Priority Obligations, and in connection therewith to enter into any additional Second Priority Documents, (iii) amend, or grant any waiver, compromise or release with respect to, or consent to any departure from, any guaranty or other obligation of any Person obligated in any manner under or in respect of the Second Priority Obligations, (iv) release its Lien on any Collateral or other Property, (v) exercise or refrain from exercising any rights against any Credit Party or any other Person, (vi) retain or obtain the primary or secondary obligation of any other Person with respect to any of the Second Priority Obligations, and (vii) otherwise manage and supervise the Second Priority Obligations as the Second Lien Term Loan Agent shall deem appropriate; provided that prior to the First Priority Obligations Payment Date, no Second Lien Term Loan Document may be amended, supplemented or otherwise modified or entered into or any payment made consistent with an amendment thereof or change thereto without the prior written consent of the First Priority Representative if the effect of such amendment or change is to (A) shorten the weighted average life to maturity of the Indebtedness outstanding under the Second Lien Term Loan Agreement, (B) change any event of default therein in a manner materially adverse to the Credit Parties or add any event of default thereto that is materially adverse to the Credit Parties, (C) change the prepayment provisions of the Second Lien Term Loan Documents in a manner materially adverse to the Credit Parties (other than changes that do not shorten the stated maturity of the Indebtedness constituting Second Priority Obligations to a date earlier than the stated maturity of any Indebtedness constituting the First Priority Obligations) or add any mandatory prepayment thereto that is materially adverse to the Credit Parties, (D) modify any Second Lien Term Loan Document if the effect of such modification is to increase the cash interest rate applicable thereto (excluding the imposition of the default rate of interest under the Second Lien Term Loan Agreement) by more than 200 basis points, (E) change any maintenance covenant set forth in Article V of the Second Lien Term Loan Agreement (including any associated definitions) in a manner that would not preserve, on equivalent economic terms, the absolute or percentage difference (whichever is greater) that exists on the date hereof between such numerical threshold or limitation in the First Priority Documents and the corresponding threshold or limitation in the Second Lien Term Loan Agreement, or add any new financial or operating maintenance covenant and (F) make any other amendment thereof or change thereto, if the effect of such amendment or change, with all such other amendments or changes made, is to increase materially the obligations of the Credit Parties thereunder or to confer any additional rights on the Second Lien Secured Parties that would be materially adverse to the Credit Parties.

6.3 Drag-Along. In the event both First Priority Agents enter into any amendment, waiver or consent in respect of any of the First Priority Documents for the purpose of adding to, or deleting from, or waiving or consenting to any departures from any provisions of, any maintenance covenant set forth in Article V of the Revolving Credit Agreement and Article V of the First Lien Credit Agreement (including any associated definitions), as applicable, then such amendment, waiver or consent shall apply automatically to the comparable provision of the Second Lien Term Loan Agreement without the consent of or action by any Second Priority Secured Party (with all such amendments, waivers and modifications subject to the terms hereof) in order to preserve, on equivalent economic terms, the absolute or percentage difference (whichever is greater) that exists on the date hereof between such numerical threshold or limitation in the First Priority Documents and the corresponding threshold or limitation in the Second Lien Term Loan Agreement.

SECTION 7. Reliance; Waivers; Etc.

7.1 Reliance; Intercreditor Agreement. The First Priority Documents are deemed to have been executed and delivered, and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. The Second Lien Term Loan Agent, on behalf of it itself and the Second Priority Secured Parties, expressly waives all notice of the acceptance of and reliance on this Agreement by the First Priority Secured Parties. The Second Priority Documents are deemed to have been executed and delivered and all extensions of credit thereunder are deemed to have been made or incurred, in reliance upon this Agreement. Each First Priority Agent expressly waives all notices of the acceptance of and reliance by the Second Lien Term Loan Agent and the Second Priority Secured Parties. This Agreement is the Intercreditor Agreement referred to in the First Lien Term Loan Agreement, the Revolving Credit Agreement and the Second Lien Term Loan Agreement. Nothing in this Agreement shall be deemed to subordinate the right of any Second Priority Secured Party to receive payment to the right of any First Priority Secured Party (whether before or after any Insolvency Proceeding), it being the intent of the parties that this Agreement effectuate a subordination of Liens as between the First Priority Secured Parties, on the one hand, and the Second Priority Secured Parties, on the other hand, but not a subordination of indebtedness.

7.2 No Warranties or Liability. Each First Priority Agent and the Second Lien Term Loan Agent acknowledges and agrees that neither has made any representation or warranty with respect to the execution, validity, legality, completeness, collectibility or enforceability of any First Priority Document or any Second Priority Document, as applicable. Except as otherwise provided in this Agreement, each First Priority Agent and the Second Lien Term Loan Agent shall be entitled to manage and supervise their respective extensions of credit to any Credit Party in accordance with law and their usual practices, modified from time to time as they deem appropriate.

7.3 No Waivers; Remedies. No right or benefit of any party hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of such party or any other party hereto or by any noncompliance by any Credit Party with the terms and conditions of any of the First Priority Documents or the Second Priority Documents. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

SECTION 8. Obligations Unconditional.

8.1 First Priority Obligations Unconditional. All rights of each First Priority Agent hereunder, and all agreements and obligations of the Second Lien Term Loan Agent hereunder, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any First Priority Document;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the First Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any First Priority Document;

(iii) prior to the First Priority Obligations Payment Date, any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the First Priority Obligations or any guarantee or guaranty thereof;

(iv) the commencement of any Insolvency Proceeding in respect of the Administrative Borrower or any other Credit Party; or

(v) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the First Priority Obligations, or of the Second Lien Term Loan Agent, or any Credit Party, to the extent applicable, in respect of this Agreement.

8.2 Second Priority Obligations Unconditional. Subject to compliance with the terms of this Agreement, all rights and interests of the Second Lien Term Loan Agent under this Agreement, and all agreements and obligations of each First Priority Agent hereunder, shall remain in full force and effect irrespective of:

(i) any lack of validity or enforceability of any Second Priority Document;

(ii) any change in the time, place or manner of payment of, or in any other term of, all or any portion of the Second Priority Obligations, or any amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of any Second Priority Document;

(iii) any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether by course of conduct or otherwise, or any refinancing, replacement, refunding or restatement of all or any portion of the Second Priority Obligations or any guarantee or guaranty thereof;

(iv) the commencement of any Insolvency Proceeding in respect of the Administrative Borrower or any other Credit Party; or

(v) any other circumstances that otherwise might constitute a defense available to, or a discharge of, any Credit Party in respect of the Second Priority Obligations, or of any First Priority Agent, or any Credit Party, to the extent applicable, in respect of this Agreement.

SECTION 9. Miscellaneous.

9.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any First Priority Document or any Second Priority Document, the provisions of this Agreement shall govern and control.

9.2 Continuing Nature of Provisions. This Agreement shall continue to be effective, and shall not be revocable by any party hereto, until the First Priority Obligation Payment Date shall have occurred. This is a continuing agreement and the First Priority Secured Parties and the Second Priority Secured Parties may continue, at any time and without notice to the other parties hereto, to extend credit and other financial accommodations, lend monies and provide indebtedness to, or for the benefit of, the Administrative Borrower or any other Credit Party on the faith hereof.

9.3 Amendments; Waivers. No amendment or modification of any of the provisions of this Agreement shall be effective unless the same shall be in writing and signed by each First Priority Agent and the Second Lien Term Loan Agent.

9.4 Information Concerning Financial Condition of the Administrative Borrower and the Other Credit Parties. Each First Priority Agent and the Second Lien Term Loan Agent hereby assumes responsibility for keeping itself informed of the financial condition of the Administrative Borrower and each of the other Credit Parties and all other circumstances bearing upon the risk of nonpayment of the First Priority Obligations or the Second Priority Obligations, as applicable. Each First Priority Agent and the Second Lien Term Loan Agent hereby agrees that no party shall have any duty to advise any other party of information known to it regarding such condition or any such circumstances. In the event that any First Priority Agent or the Second Lien Term Loan Agent (or any person acting on behalf of any of them), in its sole discretion, undertakes at any time or from time to time to provide any information to any other party to this Agreement, it shall be under no obligation (i) to provide any such information to such other party or any other party on any subsequent occasion, (ii) to undertake any investigation not a part of its regular business routine or (iii) to disclose any other information.

9.5 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

9.6 Submission to Jurisdiction; Waiver of Jury Trial; Service of Process.

(a) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each party hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(b) TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.7 hereof. Nothing in this Agreement shall affect the right of any party to this Agreement to serve process in any other manner permitted by law.

9.7 Notices. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, or sent by overnight express courier service or United States mail and shall be deemed to have been given when delivered in person or by courier service, upon receipt of a telecopy or five (5) days after deposit in the United States mail (certified, with postage prepaid and properly addressed). For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 9.7) shall be as set forth below each party’s name on the signature pages hereof, or, as to each party, at such other address as may be designated by such party in a written notice to all of the other parties.

9.8 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each of the First Priority Secured Parties and Second Priority Secured Parties and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Credit Party shall include any Credit Party as debtor-in-possession and any receiver or trustee for such Credit Party in any Insolvency Proceeding.

9.9 No Third Party Beneficiaries. This Agreement is solely for the benefit of the First Priority Term Loan Agent, the First Priority Term Loan Creditors, the Revolving Credit Agent, the Revolving Creditors, the Second Lien Term Loan Agent and the Second Lien Term Loan Creditors. No other Person (including any Credit Party or any Affiliate or Subsidiary of any Credit Party) shall be deemed to be a third party beneficiary of this Agreement.

9.10 Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

9.11 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

9.12 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement constitutes the entire agreement and understanding among the parties with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto. This Agreement shall become effective when it shall have been executed by each party hereto.

[Signature pages to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CITICORP NORTH AMERICA, INC., as First Lien Term Loan Agent for and on behalf of the First Lien Term Loan Creditors

By: /s/ Svetoslav Nikov
Name: Svetoslav Nikov
Title: Vice-President

Address for Notices:

Citicorp North America, Inc.

Two Penns Way, Suite 200

New Castle, Delaware 19720

Attention: Mark Floyd

Telecopy No.: (646) 688-2020

With a copy (which shall not constitute notice) to:

Cahill Gordon & Reindel llp

80 Pine Street

New York, New York 10005

Attention: Michael E. Michetti and Ann Makich

Telecopy No.: (212) 269-5420

CITICORP NORTH AMERICA, INC., as Revolving Credit Agent for and on behalf of the Revolving Creditors
By:	/s/ Svetoslav Nikov

Name: Svetoslav Nikov Title: Vice-President

Address for Notices:

Citicorp North America, Inc.

Two Penns Way, Suite 200

New Castle, Delaware 19720

Attention: Mark Floyd

Telecopy No.: (646) 688-2020

With a copy (which shall not constitute notice) to:

Cahill Gordon & Reindel llp

80 Pine Street

New York, New York 10005

Attention: Michael E. Michetti and Ann Makich

Telecopy No.: (212) 269-5420

CITICORP NORTH AMERICA, INC., as

Second Lien Term Loan Agent for and on behalf of the Second Priority Secured Parties

By:	/s/ Svetoslav Nikov

Name: Svetoslav Nikov Title: Vice-President

Address for Notices:

Citicorp North America, Inc.

Two Penns Way, Suite 200

New Castle, Delaware 19720

Attention: Mark Floyd

Telecopy No.: (646) 688-2020

With a copy (which shall not constitute notice) to:

Cahill Gordon & Reindel llp

80 Pine Street

New York, New York 10005

Attention: Michael E. Michetti and Ann Makich

Telecopy No.: (212) 269-5420

ACKNOWLEDGMENT

The Administrative Borrower and each other Credit Party hereby acknowledges that it has received a copy of this Agreement and consents thereto, agrees to recognize all rights granted thereby to the First Priority Term Loan Agent, the First Lien Term Loan Creditors, the Revolving Credit Agent, the Revolving Creditors, the Second Lien Term Loan Agent and the Second Lien Term Loan Lenders and will not do any act or perform any obligation that is not in accordance with the agreements set forth in this Agreement. The Administrative Borrower and each other Credit Party further acknowledges and agrees that it is not an intended beneficiary or third party beneficiary under this Agreement.

TOUSA, Inc, as the Administrative Borrower
By:	/s/ Paul Berkowitz

Name: Paul Berkowitz Title: President

Engle Homes Delaware, Inc.

Engle Homes Residential Construction, L.L.C.

Engle/James LLC

Mckay Landing LLC

Newmark Homes Purchasing, L.P.

Newmark Homes, L.L.C.

Newmark Homes, L.P.

Preferred Builders Realty, Inc.

Silverlake Interests, L.C.

Toi, LLC

Tousa, LLC

Tousa Associates Services Company

Tousa Delaware, Inc.

Tousa Funding, LLC

Tousa Homes, Inc.

Tousa Homes, L.P.

Tousa Homes Investment #1, Inc.

Tousa Homes Florida, L.P.

Tousa Homes Investment #2, Inc.

Tousa Homes Investment #2, LLC

Tousa Realty, Inc.

Tousa Investment #2, Inc.

Tousa Homes Arizona, LLC

Tousa Homes Colorado, LLC

Tousa Homes Nevada, LLC

Tousa Homes Mid-Atlantic Holding, LLC

Tousa Homes Mid-Atlantic, LLC

Tousa Mid-Atlantic Investment, LLC

Tousa/West Holdings, Inc.

Lorton South Condominium, LLC

Engle Homes Commercial Construction, LLC
Newmark Homes Business Trust
By:	/s/ Stephen Wagman

Name: Stephen Wagman Title: Executive Vice-President